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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2006
                              (September 15, 2006)

                              CONCORD CAMERA CORP.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

       New Jersey                                             13-3152196
-------------------------------                         ----------------------
(State or other jurisdiction                                (I.R.S. Employer
 of incorporation)                                       Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)

         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL AGREEMENT.

On September 15, 2006, the local governmental authorities in Shenzhen province, People's Republic of China ("PRC"), extended for an additional ten-year term the validity of the business license held by Concord Camera Heng Gang Electronic Factory, the operating unit in the PRC of Concord Camera HK Limited ("CCHK"), a wholly owned subsidiary of Concord Camera Corp. ("Concord"). The business license, which was issued on October 28, 1991 and renewed in October 1996, is now valid until October 26, 2016.

The extension of the business license constituted the required governmental approval of the Agreement for Contract Processing (the "Agreement") dated July 11, 2006 among CCHK, Shenzhen Henggang Investment Co. Ltd. ("Investment Company") and Shenzhen Longgang Xietiao Electronics Factory (the "Factory" and together with the Investment Company, the "Henggang Factory"). The Agreement extends for an additional ten-year term the Master Processing Contract No.
(86)507 (the "Master Processing Contract") that was to have expired on October 28, 2006.

As previously disclosed in reports filed with the Commission, Concord's operations are substantially dependent on its manufacturing and assembly activities in the PRC. The Agreement permits Concord to continue to manufacture and assemble its products in the PRC under the Master Processing Contract until October 28, 2016, unless the Agreement is earlier terminated by the parties.

The Agreement requires the Henggang Factory to (a) provide to CCHK all necessary assistance in obtaining the required import and export customs declarations and clearances for process manufacturing; (b) take all necessary measures under, and comply with, all regulatory requirements in order to maintain the operating permits and licenses necessary to perform its obligations under the Agreement; and (c) take all other actions necessary for it to engage in contract processing on behalf of CCHK.

CCHK's responsibilities under the Agreement include, without limitation, (a) providing all the materials and equipment necessary for processing and manufacturing goods under the Agreement; and (b) paying for (i) all utilities at the Factory, (ii) the wages for the Factory workers, including payment of overtime and employment benefits, (iii) insurance to cover the risk of loss of the materials and equipment on the Factory premises and (iv) insurance and freight charges in connection with the delivery of the processed goods to CCHK from the PRC.

A copy of the English translation of each of the extended business license and the Agreement is filed as an exhibit to this current report and is incorporated by reference into this Item 1.01. The descriptions set forth herein of the terms and conditions of the exhibits are qualified in their entirety by reference to the full text of such exhibits.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         10.1 Special Permitted Business License No. 06999 issued to Concord Camera Heng Gang Electronic Factory (listed as "Concord Camera H.G. Limited" on the license), Longgang, Shenzhen, on September 15, 2006 by Commerce and Industry Management Bureau, Shenzhen, valid from October 28, 1991 to October 26, 2016 (English translation)

         10.2 Agreement for Contract Processing among Shenzhen Henggang Investment Co. Ltd., Shenzhen Longgang Henggang Xietiao Electronics Factory and Concord Camera HK Limited dated July 11, 2006 (English translation)


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CONCORD CAMERA CORP.


Date:  September 21, 2006                By: /s/ Scott L. Lampert
                                             ----------------------------------
                                             Scott L. Lampert, Vice President,
                                             General Counsel and Secretary